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Vanguard/(R)/ 500 Index Fund



Supplement to the Prospectus Dated April 29, 2008.



The Plain Talk About How to Read the Financial Highlights Tables is replaced with the following:

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 PLAIN TALK ABOUT HOW TO READ THE FINANCIAL HIGHLIGHTS TABLES

 This explanation uses the Fund's Investor Shares as an example. The Investor Shares began fiscal year 2007 with a net asset value (price) of $130.59 per share. During the year, each Investor Share earned $2.47 from investment income (interest and dividends) and $4.58 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

 Shareholders received $2.49 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $135.15, reflecting earnings of $7.05 per share and distributions of $2.49 per share. This was an increase of $4.56 per share (from $130.59 at the beginning of the year to $135.15 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 5.39% for the year.

 As of December 31, 2007, the Investor Shares had approximately $63.3 billion in net assets. For the year, the expense ratio was 0.15% ($1.50 per $1,000 of net assets), and the net investment income amounted to 1.81% of average net assets. The Fund sold and replaced securities valued at 5% of its net assets.

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(C) 2008 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor. PS040 052008